EXHIBIT 32.1

Certification of Chief Executive Officer and President Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Pinchas Althaus, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amendment No. 3 to the Form 10-SB of Empire Minerals Corp. fully complies with the requirements of Section 13(a) of 15(d) of the Securities Act of 1934 and that information contained in such Amendment No. 3 to the Form 10-SB fairly presents in all material respects the financial condition and results of operations of Empire Mineral Corp.

Date: November 20, 2007	/s/ Pinchas Althaus
Pinchas Althaus
President and Chief Executive
Officer